Exhibit 99.1

 Investor PresentationFirst Quarter 2014 Update

 *  Forward-Looking Statements & Non-GAAP Financial Measures  The Company’s investor presentation may include certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include information regarding the intent, belief, or current expectations of management, including, but not limited to, those statements that use the words “believes,” “expects,” “anticipates,” “estimates,” or similar expressions. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and results could differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: actual loss and loss adjustment expenses exceeding our reserve estimates; competitive pressures in our business; the failure of any of the loss limitation methods we employ; a failure of additional capital to be available or only available on unfavorable terms; our geographic concentration and the business, economic, natural perils, man made perils, and regulatory conditions within our most concentrated region; our ability to appropriately price the risks we underwrite; goodwill impairment risk employed as part of our growth strategy; efforts with regard to the review of strategic alternatives; actions taken by regulators, rating agencies or lenders, including the impact of the downgrade by A.M. Best of the Company’s insurance company subsidiaries’ financial strength rating, the lowering of the outlook of this rating from “stable” to “negative”, A.M. Best’s downgrade of our issuer credit rating and any other future action by A.M. Best with respect to such ratings; increased risks or reduction in the level of our underwriting commitments due to market conditions; a failure of our reinsurers to pay losses in a timely fashion, or at all; interest rate changes; continued difficult conditions in the global capital markets and the economy generally; market and credit risks affecting our investment portfolio; liquidity requirements forcing us to sell our investments; a failure to introduce new products or services to keep pace with advances in technology; the new federal financial regulatory reform; our holding company structure and regulatory constraints restricting dividends or other distributions by our insurance company subsidiaries; minimum capital and surplus requirements imposed on our Insurance Company Subsidiaries; acquisitions and integration of acquired businesses resulting in operating difficulties, which may prevent us from achieving the expected benefits; our reliance upon producers, which subjects us to their credit risk; loss of one of our core selected producers; our dependence on the continued services and performance of our senior management and other key personnel; our reliance on our information technology and telecommunications systems; managing technology initiatives and obtaining the efficiencies anticipated with technology implementation; a failure in our internal controls; the cyclical nature of the property and casualty insurance industry; severe weather conditions and other catastrophes; the effects of litigation, including the previously disclosed arbitration and class action litigation or any similar litigation which may be filed in the future; state regulation; and assessments imposed upon our insurance company subsidiaries to provide funds for failing insurance companies. For additional information with respect to certain of these and other factors, refer to the Item 1A of Part I to our Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings made with the United States Securities and Exchange Commission. We are not under any obligation to (and expressly disclaim any obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.Notes on Non-GAAP Financial MeasuresNet operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses. Accident year combined ratio is a non-GAAP measure that represents the impact of any adverse or favorable development on prior year loss reserves.Statutory surplus is a non-GAAP measure with the most directly comparable financial GAAP measure being shareholders’ equity.These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

Meadowbrook Overview

- **Specialty niche focused commercial insurance underwriter and insurance administration services company**
  - Headquartered in Southfield, MI with 25 locations throughout the U.S. and ~924 employees
  - Founded in 1955, organized as a holding company in 1985, IPO and listed on the NYSE (MIG) in 1995
  - Shareholders' equity of $431.8 million, book value of $8.62 per common share, and tangible book value per common share of $8.04 at March 31, 2014
  - Conservatively managed investment portfolio with invested assets of $1.7 billion at March 31, 2014
- **Markets and underwrites specialty insurance programs and products on both an admitted and non-admitted basis**
  - Gross written premium of $201.7 million through March 31, 2014, and $878.0 million for the trailing 12 months
  - Product focus includes workers' compensation, general liability, commercial multi-peril and commercial auto
  - Industry recognized leader supporting the program marketplace
  - Full range of diversified products written through six insurance carriers on both an admitted and E&S basis

3

Meadowbrook Overview

A specialty, niche focused P&C carrier and insurance administration services company

- **Balanced business model allows the Company to adapt to changing market conditions**
  - Product, program and geographic diversification
  - E&S platform with industry leading technology capabilities enable opportunistic response in a cyclical pricing environment
  - Admitted market capabilities contribute to stability and higher renewal retention
- **Products marketed and distributed through a broad multi-channel distribution network across the U.S.**
  - Meadowbrook's individual product divisions and programs access approximately 800 production sources including program administrators, specialty retail agents, general agents and wholesalers
  - Regional presence provides the infrastructure to achieve geographic diversification, while maintaining a local touch
- **Third party services and wholly-owned retail and wholesale agencies provide attractive commission and fee revenue stream**
  - Net commission and fee revenue of $40 million in 2013 – not affiliated to insurance subsidiaries
  - Generated $23 million of fee revenue from loss control, claims and self-insured / captive administration
  - Generated $17 million of commission revenue from over $200 million of managed premium for unaffiliated carriers
  - Pre-tax margin of $14 million in 2013

4

 *  Meadowbrook Overview(continued)  Key StatisticsMarket Capitalization at 5/16/2014: $325.6MBook Value at 3/31/2014: $431.8MTangible Book Value at 3/31/2014: : $402.6MBook Value per Share at 3/31/2014: $8.62Tangible Book Value per Share: $8.04Book Value per Share, excluding unrealized gains / losses $8.12Stat Surplus at 3/31/2014: $496.7MGWP to Statutory Surplus at 3/31/2014: 1.8 to 1NWP to Statutory Surplus at 3/31/2014: 1.3 to 1Dividend Yield at 5/16/2014: 1.2%Debt to Equity 3/31/2014: 30.0%; 55.7% including debentures & FHLBDebt to Total Capital 3/31/2014: 23.1%; 35.8% including debentures & FHLBInsider Ownership at 3/31/2014: 7.2%

MEADOWBROOK℠ INSURANCE GROUP

Business Overview

Underwrites a broad range of insurance products to support selected specialty segments

($ in millions)

Insurance Operations 2013 GWP - $944 million

	Target Markets
Admitted Specialty Programs & Standard Market Products *2013 GWP: $568*	▪ Food service industry ▪ Oil & gas service contractors ▪ Small workers' compensation
Main Street Excess & Surplus Lines *2013 GWP: $114*	▪ Apartments, hotels and motels ▪ Contractors liability ▪ Restaurants, bars and taverns ▪ Garage
Non-Admitted Programs *2013 GWP: $46*	▪ Oil and gas contractors ▪ Professional liability ▪ Educators liability
Specialty Market Products *2013 GWP: $216*	▪ Excess workers' compensation ▪ Environmental ▪ Marine ▪ Medical malpractice ▪ Aviation
Net Commission & Fee Revenue *2013: $40*	▪ Non-regulated cash flow ▪ Agency comm. from non-affiliated carriers ▪ Managed business specialty revenue ▪ Municipality and association clients

2013 Business Mix


Comm'l Phys. Damage
Other*
Inland Marine
2%
3%
9%
CA Workers' Comp.
24%
Excess Workers' Comp.
7%
Comm'l Auto
8%
12%
21%
Non-CA Workers' Comp.
CMP
14%
General Liability

Total 2013 GWP: $944 million

***All other lines of business accounted for less than 2% of business mix**

Note: Figures represent GAAP gross written premium.

6

 2013 GWP Geographic Breakdown  Top 5 States GWP Breakdown  Total 2013 GWP: $944 million  *  Geographic Overview  Geographically diverse premium base with strong local relationships

 *  Q1 2014 Net Operating Income  Current run rate should position the business for an improved and profitable 2014  ($ in millions, except for per share amounts)

 *  2014 Guidance  Current run rate should position the business for an improved and profitable 2014  ($ in millions, except for per share amounts)

Recent Activity & Management Actions

Management has taken corrective actions designed to return Meadowbrook to profitability

- **Reduced exposure to underperforming business, terminating approximately $162 million (15%) of 2012 GWP**
  - Includes public entity excess, long-haul transportation, auto repossessors, workers' compensation for isolated CA territory and other select underwriting decisions
- **Over 32% cumulative rate increases across the entire portfolio since 2009, particularly in CA workers' compensation**
  - Meadowbrook achieved a 77.3% cumulative written rate increase on its CA workers' compensation line of business since 2009
- **Reserves on the on-going book of business show signs of future stabilization**
  - Growth in recent years from rate increases and increase average program maturity
  - Run-off of premium on terminated business has been completed
  - Rate increases in excess of loss ratio trends across all lines of business over last five years
  - Current accident year recorded conservatively compared to the actuarial methods
- **Meadowbrook's on-going business has generated attractive statutory accident year loss & ALAE ratios**
  - 2011 ratio of 63.5%, 2012 ratio of 64.1% and 2013 ratio of 59.6%
- **Expense initiatives**
  - Our expense structure, which is largely variable, allows us to adapt to reductions in premium volume while maintaining an infrastructure that supports our business
  - Headcount reduced from 1,032 at February 20, 2013 to 924 at April 30, 2014

10

 *  Statutory Surplus  Since September 30, 2012, we have improved our premium to surplus leverage ratios through strengthening our capital position and terminating non-performing business  Q4 2012 Gain Harvesting Program ($37M after-tax)Q1 2013 Convertible Debt Offering – $70M contributed to Insurance SubsidiariesPremium reduction through termination of non-performing business  Actions Taken to Enhance Capital Position:

 *  On-going Profitable Business

 *  Accident Year Bridge  2013 Accident Year Loss & ALAE Ratio Bridge from December 31, 2013 to 2014 Accident Year Loss & ALAE Ratio at March 31, 2014

 *  On-going Business Remains Profitable  Accident Year Combined Ratio (Re-Evaluated as of 3/31/2014)  2010  2011  2012  ^ The Re-Evaluated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 102.3% Re-Evaluated 2009 AY combined ratio reflects new loss development information gathered over the 4 1/4 years from 12/31/2009 to 3/31/2014  2013  * Represents 2009 - 2013 pro forma Accident Year Combined Ratio excluding terminated programs  8.1%  7.8%  4.4%  2.5%  Terminated Programs Impact  2009  7.3%

 AY Loss & ALAE Ratio  Terminated BusinessAY Loss & ALAE Ratio  On-Going BusinessAY Loss & ALAE Ratio  The on-going book of business has generated strong Loss & ALAE results  Note: Statutory accident year loss & ALAE ratios evaluated at 3/31/14 and excludes the impact of the Swiss Re quota share.  Terminated business had a significant negative impact on underwriting performance  *  AY Loss and ALAE Ratio Summary

 AY Loss & ALAE Ratio  Terminated BusinessAY Loss & ALAE Ratio  On-going BusinessAY Loss & ALAE Ratio  CA Workers’ Comp.  Non-CA Workers’ Comp.  Commercial Auto  CMP / GL  On-going book of business has generated attractive loss & ALAE ratios across all lines of business  (a) Terminated Business AY Loss & ALAE Ratio for CA Workers’ Comp is not to scale.  AY Loss and ALAE Ratio by LOB Summary  *  157.9%(a)  Note: Statutory accident year loss & ALAE ratios evaluated at 3/31/14 and excludes the impact of the Swiss Re quota share.

Achieved Rate Increases

Significant rate increases have been achieved across the book of business

- Achieved strong cumulative rate increases across the book of business starting in 2010
  – Driven by California workers' compensation and commercial auto lines of business
- During 2013, the Company achieved written rate increases of 12.1% which continue to earn in 2014 combined with an additional 6.8% written rate increase in 2014
- Earned rate increases significantly above loss cost trends of 1.7% in 2013 and 2014

ANNUAL
Achieved Written Rate Increases & Loss Ratio Trend

	2010	2011	2012	2013	2014 YTD
CA W/C	10.9%	5.2%	14.3%	20.3%	10.6%
Non-CA W/C	0.4%	2.5%	3.7%	7.8%	3.3%
Commercial Auto	2.0%	1.1%	6.4%	10.4%	7.6%
CMP / GL	(1.3%)	(0.1%)	3.4%	11.3%	8.3%
Other	0.8%	0.5%	3.5%	5.5%	1.1%
Total	**2.0%**	**2.0%**	**6.2%**	**12.1%**	**6.8%**
Total Earned Rate Increases	**(0.2%)**	**2.0%**	**4.1%**	**9.3%**	**10.7%**
Overall Loss Ratio Trend	**1.8%**	**2.1%**	**2.2%**	**1.7%**	**1.7%**

CUMULATIVE
Achieved Written Rate Increases & Loss Ratio Trend

	2010	2011	2012	2013	2014*
CA W/C	10.9%	16.7%	33.4%	60.4%	77.3%
Non-CA W/C	0.4%	2.9%	6.8%	15.1%	18.9%
Commercial Auto	2.0%	3.2%	9.7%	21.2%	30.4%
CMP / GL	(1.3%)	(1.4%)	2.0%	13.5%	22.9%
Other	0.8%	1.3%	4.9%	10.7%	12.0%
Total	**2.0%**	**4.0%**	**10.5%**	**23.8%**	**32.2%**
Total Earned Rate Increases	**(0.2%)**	**1.8%**	**6.0%**	**15.9%**	**28.2%**
Overall Loss Ratio Trend	**1.8%**	**4.0%**	**6.3%**	**8.1%**	**10.0%**

* Full-year estimate assuming YTD written increase achieved throughout the year.

17

 Expense Ratio Analysis  *  Our expense structure, which is largely variable, allows us to adapt to reductions in premium volume while maintaining an infrastructure that supports our business.

 *  Net Commission & Fee Business

 2013 Net Commission and Fee Revenue by Source  Total 2013 Net Commission & Fee Revenue: $40 million (business generated from unaffiliated sources)  Net Commission & Fee Revenue and Profit  Agency Commissions  Managed Claims  Managed Fees  *  Net Commission & Fee Revenue and Profit  $40 million of 2013 fee revenue generated through agency commissions and managed services  *In the second half of 2013, a portion of fee revenue that previously was eliminated as an intercompany transaction is now included with the SNIC policy issuance relationship. As such, that portion of the fee is no longer eliminated as it is considered third party revenue.

Agency Operations

Agency operations produced over $200 million of GWP for unaffiliated carriers in 2013

Overview

- Provides insurance brokerage and risk management services
  - Founded in 1955 in Southfield, MI
  - Grown to a staff of 100+ across locations in 3 states and 6 cities
  - Consists of 6 distinct entities servicing specific segments
    - Comm'l, personal, group / life and surplus lines
- Produced over $200 million in GWP in 2013
  - Represents over 40 regional, national and international carriers
  - Ability to accommodate a broad range of client coverages
- Contingency commission arrangement with 13 carrier partners
  - Ability for Meadowbrook to participate in business upside
  - Improving market conditions support future revenue growth
- Centralized comm'l, personal and group marketing approach
  - Internal staff auditor to enhance product / service quality
  - In-house claims team to monitor monthly claim activity

2013 Agency Operations Fee Revenue by Segment



Personal Lines
12%
4%
Surplus Lines
Life & Health
21%
64%
Commercial Lines

Total 2013 Agency Operations Fee Revenue: $17 million

21